ASSETMARK FUNDS SUPPLEMENT TO THE PROSPECTUS DATED JULY 31, 2008

The date of this Supplement is February 27, 2009

     1. The section regarding Clay Finlay, LLC on page 51 of the Prospectus is deleted and replaced with the following:

Martin Currie Inc. (“Martin Currie”), Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES, was approved by the Board of Trustees on December 5, 2008 to serve as a sub-advisor for the International Equity Fund. Martin Currie began managing its allocated portion of the International Equity Fund’s portfolio on December 23, 2008. Martin Currie is an independent, employee-owned investment advisory firm. As of December 31, 2008, Martin Currie had approximately $14.2 billion in assets under management. The following individuals are primarily responsible for the day-to-day management of Martin Currie’s allocated portion of the International Equity Fund’s portfolio:

James Fairweather

Chief Investment Officer and Head of Global Equities

Mr. Fairweather joined Martin Currie in 1984, and has been a member of the firm’s global equities team since arrival. Mr. Fairweather was appointed Chief Investment Officer of Martin Currie in 1997, having been Deputy Chief Investment Officer since 1994. He is responsible for the company’s investment strategy and the management of global products. Mr. Fairweather is also a board director and a member of the executive management committee at Martin Currie. Mr. Fairweather previously worked in Eurobond sales at Kleinwort Benson, and in institutional sales at Montague, Loebl, Stanley & Co.

David Sheasby

Director and Portfolio Manager of Global Portfolios

Mr. Sheasby joined Martin Currie in 2004 as a director of the firm’s global team. He is currently the lead portfolio manager for Martin Currie’s EAFE ADR strategy, co-manager of global portfolios, and supports Mr. Fairweather in managing the global ex-US portfolios. Prior to joining Martin Currie, Mr. Sheasby worked for Aegon Asset Management for 18 years, where he headed the global equity, emerging markets and European teams.

     2. The section regarding Oppenheimer Capital LLC on page 51 of the Prospectus is deleted and replaced with the following:

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham St., Fifth Floor, London, United Kingdom EC2V 7JD, was approved by the Board of Trustees on

December 5, 2008 to serve as a sub-advisor for the International Equity Fund. Mondrian began managing its allocated portion of the International Equity Fund’s portfolio on December 23, 2008. Mondrian is a limited company organized under the laws of the United Kingdom and currently is controlled by members of its management. As of December 31, 2008, Mondrian had approximately $48.2 billion in assets under management. The following individuals are primarily responsible for the day-to-day management of Mondrian’s allocated portion of the International Equity Fund’s portfolio:

Emma R. E. Lewis

Senior Portfolio Manager

Ms. Lewis joined Mondrian in 1995, assuming analytical responsibilities for the Pacific Basin Team. She is currently a Senior Portfolio Manager responsible for managing international equity portfolios at Mondrian. Prior to joining Mondrian, Ms. Lewis began her investment career at ABN AMRO, and later joined Fuji Investment Management. She is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. Ms. Lewis holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the United Kingdom.

Melissa Platt

Portfolio Manager

Ms. Platt joined Mondrian in 2004 and is a Portfolio Manager on the Pacific Team. She started her investment career as a consultant at KPMG Corporate Finance, and then moved to Fund Source Research where she served as an investment analyst and a research manager. Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She is also a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the United Kingdom.

     3. The section regarding Brandes Investment Partners, L.P. on pages 44 and 45 of the Prospectus is deleted and replaced with the following:

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, was approved by the Board of Trustees on December 5, 2008 to serve as a sub-advisor for the Large Cap Value Fund. Diamond Hill began managing its allocated portion of the Large Cap Value Fund’s portfolio on December 19, 2008. Diamond Hill is registered as an investment advisor under the Advisers Act and is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly-traded holding company. As of January 31, 2009, Diamond Hill had approximately $4.2 billion in assets under management. The following individuals are primarily responsible for the day-to-day management of Diamond Hill’s allocated portion of the Large Cap Value Fund’s portfolio:

Charles S. Bath, CFA

Managing Director of Equities and Portfolio Manager

Mr. Bath has been with Diamond Hill since 2002 and currently serves as the Managing Director of Equities. Mr. Bath began his investment career in 1982 with Nationwide Insurance. Prior to joining Diamond Hill, Mr. Bath was a Senior Portfolio Manager for

Gartmore Global Investments where he managed the Gartmore Total Return Fund. Mr. Bath has a Bachelor of Science degree in Accounting from Miami University and a Master’s of Business Administration from The Ohio State University.

William C. Dierker, CFA

Assistant Portfolio Manager

Mr. Dierker has been with Diamond Hill since 2006 and currently serves as a Portfolio Manager and Analyst. Prior to joining Diamond Hill, Mr. Dierker served as a Senior Portfolio Manager for Federated Investors and as a Portfolio Manager and Value Team Leader for Banc One Investment Advisors Corporation. Mr. Dierker was a Portfolio Manager for Nationwide Insurance from 1997 to 2003 and the Chief Investment Officer for Ohio Casualty Group from 1984 to 1997. Mr. Dierker has a Bachelor of Science in Accounting from Xavier University and completed The Executive Program at the University of Michigan.

     4. The section on page 48 of the Prospectus regarding Copper Rock Capital Partners, LLC, is deleted and replaced with the following:

Copper Rock Capital Partners, LLC (“Copper Rock”), located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a registered investment advisory firm that was established to provide specialized equity-management for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock was founded in February 2005 through a strategic alliance with Old Mutual (US) Holdings Inc. (“Old Mutual”). Copper Rock is a sub-advisor to the Small/Mid Cap Growth Fund and had approximately $2.44 billion in assets under management as of June 30, 2008. The following individuals are primarily responsible for the day-to-day management of Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio:

Tucker Walsh

Chief Executive Officer, Head of Portfolio Management

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research from 1997 to 2005. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 16 years of investment industry experience.

Greg Poulos, CFA

Assistant Portfolio Manager

Mr. Poulos is a founding partner and Assistant Portfolio Manager at Copper Rock. He joined the firm as a Senior Research Analyst. Prior to Copper Rock, Mr. Poulos was a Senior Analyst on the Small Cap Growth Team at State Street Research. Previously, he was an Equity Analyst at Loomis Sayles. Mr. Poulos earned a B.A. at Middlebury College and is a member of the CFA Institute.

David Cavanaugh

Assistant Portfolio Manager

Mr. Cavanaugh is a partner and Assistant Portfolio Manager at Copper Rock. He joined the firm as a Senior Research Analyst in 2005 and was made Partner in 2006. Prior to Copper Rock, Mr. Cavanaugh was a Senior Analyst on the Small/Mid Cap Growth Team at MFS. Previously, he was an Equity Analyst at State Street Research. Mr. Cavanaugh earned at B.S. in Finance at Boston College and his M.B.A. at the Wharton School of Finance at the University of Pennsylvania.

5. On page 47 of the Prospectus, the following description of Thomas W.Oliver is added below the description of Paul A. Magnuson:

Thomas W. Oliver, CPA

Portfolio Manager

Mr. Oliver has over 13 years of experience in accounting, reporting, financial analysis, and portfolio management. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

     6. The paragraph describing Duff & Phelps Investment Management Co. on page 52 of the Prospectus is deleted and replaced with the following:

Duff & Phelps Investment Management Co. (“Duff & Phelps”), 200 South Wacker Drive, Suite 500, Chicago, Illinois, 60606, is a sub-advisor to the Real Estate Securities Fund. Duff & Phelps is a wholly owned subsidiary of Virtus Investment Partners, Inc. (“VRTS”) located at 100 Pearl Street, 9th Floor, Hartford, Connecticut 06103. Virtus is a publicly traded company on NASDAQ. Duff & Phelps is an SEC-registered investment advisor and had approximately $5.8 billion in assets under management as of December 31, 2008. Duff & Phelps combines fundamental research provided by its global industry analysts with quantitative valuation techniques in a disciplined framework. The following individuals are primarily responsible for the day-to-day management of Duff & Phelps’ allocated portion of the Real Estate Securities Fund’s portfolio:

     7. With respect to the AssetMark Tax-Exempt Fixed Income Fund, all references to “Lehman Brothers® Municipal Bond Index” are hereby deleted and replaced with “Barclays Capital Municipal Bond Index” and, with respect to the AssetMark Core Plus Fixed Income Fund, all references to “Lehman Brothers® Aggregate Bond Index” are hereby deleted and replaced with “Barclays Capital Aggregate Bond Index.”

     8. In the third paragraph of the section of the Prospectus titled “ASSETMARK TAX-EXEMPT FIXED INCOME FUND – Investment Objective and Principal Investment Strategies – Principal Investment Strategies,” the third sentence is deleted and replaced with the following sentence:

The average dollar weighted portfolio maturity of the portfolio is expected to be maintained between three and fifteen years.

Please retain this Supplement with your Prospectus for future reference.

ASSETMARK FUNDS

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2008

The date of this Supplement is February 27, 2009

     1. The section regarding Clay Finlay LLC on pages 59 and 60 of the Statement of Additional Information is deleted and replaced with the following:

Martin Currie Inc. (“Martin Currie”), a sub-advisor to the International Equity Fund, is an independent, employee-owned investment advisory firm headquartered in Edinburgh, Scotland. Martin Currie is registered as an investment adviser under the Advisers Act and is a wholly owned subsidiary of Martin Currie Limited, a holding company. Current and former directors and staff own 75% voting shares of the company, and approximately two-thirds of the 200 employees hold equity in the business. As of December 31, 2008, Martin Currie had approximately $14.2 billion in assets under management.

As of December 31, 2008, in addition to the International Equity Fund, portfolio managers James Fairweather and David Sheasby were responsible for the day-to-day management of certain other accounts, as follows:

			Accounts with
	Total Accounts		Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

James Fairweather

Registered Investment Companies	4	$ 487	0	$ 0

Other Pooled Investment Vehicles	4	$ 86	0	$ 0

Other Accounts	22	$ 2,729	0	$ 0

David Sheasby

Registered Investment Companies	0	$ 0	0	$ 0

Other Pooled Investment Vehicles	0	$ 0	0	$ 0

Other Accounts	1	$ 37	0	$ 0

Individual investment professionals at Martin Currie manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). Conflicts of interest in connection with the Fund’s investments and the investments of other accounts managed by Martin Currie are monitored through detailed conflicts of interest management policies and procedures. Martin Currie’s policies and procedures cover secondary market trade allocation; IPO application and allocations; contradictory positions; front running; communication of investment ideas; cross trades; and capacity management. Martin Currie’s policies and procedures are subject to internal review and monitoring.

Martin Currie receives a fee based on the portion of the International Equity Fund’s assets allocated to Martin Currie as set forth in the Investment Sub-Advisory Agreement between Martin Currie and the Advisor with respect to the International Equity Fund. Martin Currie pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the International Equity Fund.

Martin Currie’s compensation packages are comprised of a base salary, as well as bonus, pension and retirement benefits. Martin Currie’s reward and remuneration structure has been built on a number of core principles, including challenging the portfolio managers to achieve superior performance, retention of talented portfolio managers and consistency with firm values.

Base Salary. Each portfolio manager is paid a base salary, which is determined by Martin Currie and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the incentive bonus package for Martin Currie’s portfolio managers is based on two main principles: (i) reward is directly linked to performance objectives; and (ii) individuals are compensated for contributing to product growth. In both cases, Martin Currie calibrates to industry standards with reference to peer group remuneration surveys. Equity in the firm is a component of the bonus package, and approximately two-thirds of the employees own part of the company. Portfolio managers may also receive a revenue share based on management fees less costs. Martin Currie’s bonus scheme includes reinvestment requirements.

As of December 31, 2008, none of the portfolio managers owned any shares of the International Equity Fund.

     2. The information relating to Clay Finlay LLC in the section entitled “Proxy Voting Guidelines” on pages 98 to 100 of the Statement of Additional Information is deleted and replaced with the following:

MARTIN CURRIE INC.

SUMMARY OF PROXY VOTING POLICIES

SUB-ADVISOR TO THE ASSETMARK INTERNATIONAL EQUITY FUND

     These policies and procedures apply to the voting of proxies by Martin Currie Inc. (“Martin Currie”) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Martin Currie in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries. Absent special circumstances of the types described below, it is the policy of Martin Currie to exercise its proxy voting discretion in accordance with the guidelines set forth in its Statement of Policies and Procedures for Voting Proxies (the “Policies and Procedures”) (available upon request).

I. Martin Currie

     Martin Currie has adopted the Policies and Procedures to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable laws. The Policies and Procedures do not apply to any client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Martin Currie will maintain electronic copies of proxy voting information provided by any independent third parties.

II. RiskMetrics

     Martin Currie has delegated voting proxies to a third party, RiskMetrics. RiskMetrics votes in line with its voting policy, which Martin Currie has reviewed. As described in the Policies and Procedures, it is Martin Currie’s general policy to support management of the companies in which it invests, and RiskMetrics, on Martin Currie’s behalf, will generally cast votes in accordance with management’s proposals. However, Martin Currie reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients’ best interests.

III. Application of Proxy Voting Guidelines

     Martin Currie’s Middle Office team is responsible for communicating with RiskMetrics, reviewing RiskMetrics’ voting policy annually to ensure that it continues to comply with the Policies and Procedures and liaising with the product managers and/or the Proxy Voting Committee. The product managers are responsible for evaluating proxies and communicating with the Middle Office team if they wish to vote in a manner contrary to the general principles of the Policies and Procedures. The Proxy Voting Committee, which comprises senior investment personnel and representatives of the Legal, Risk & Compliance Team, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

     Martin Currie’s Policies and Procedures contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company’s charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its clients’ best interests.

     Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

IV. Conflicts of Interest

     Martin Currie’s duty is to vote in the best interest of its clients and shareholders. Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer’s proxy. As a third party is voting according to a set voting policy, Martin Currie believes that a conflict of interest will not exist where RiskMetrics votes in accordance with that voting policy. If Martin Currie instructs RiskMetrics to vote contrary to its policy, oversight by the Proxy Voting Committee will ensure that proxies are voted with only the clients’ best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company and where RiskMetrics has been instructed to vote contrary to its voting policy.

V. Proxies of Certain Non-U.S. Issuers

     Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Martin Currie has therefore taken the decision not to vote in such countries unless specifically instructed to do so by the product manager.

VI. Proxy Voting Records; Client Disclosures

     Martin Currie will maintain the following records relating to proxy votes cast under these policies and procedures:

  A copy of these policies and procedures.
  A copy of each proxy statement the firm receives regarding clients’ securities.
  A record of each vote cast by the firm on behalf of a client.
  A copy of any document created by Martin Currie that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.
  A copy of each written client request for information on how Martin Currie voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

     Martin Currie will retain the foregoing records for such period of time as is required to comply with applicable laws and regulations. Martin Currie also will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

     3. The section regarding Oppenheimer Capital LLC on pages 60 and 61 of the Statement of Additional Information is deleted and replaced with the following:

Mondrian Investment Partners Limited (“Mondrian”), a sub-advisor to the International Equity Fund, is located at 10 Gresham St., Fifth Floor, London, United Kingdom EC2V 7JD, with an affiliate office, Mondrian Investment Partners, Inc., in the United States at Two Commerce Square, 2001 Market Street, Suite 3810, Philadelphia, PA 19103-7039. Mondrian is registered as an investment adviser under the Advisers Act and is regulated in the United Kingdom by the Financial Services Authority. Mondrian is a limited company organized under the laws of the United Kingdom. Currently, Mondrian is controlled by members of its management. As of December 31, 2008, Mondrian had approximately $48.2 billion in assets under management.

As of December 31, 2008, in addition to the International Equity Fund, portfolio managers Emma R. E. Lewis and Melissa Platt were responsible for the day-to-day management of certain other accounts, as follows:

			Accounts with
		Total Accounts	Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Emma R. E. Lewis

Registered Investment Companies	7	$ 1,913.8	0	$ 0

Other Pooled Investment Vehicles	1	$ 291.6	0	$ 0

Other Accounts	5	$ 766.4	0	$ 0

Melissa Platt

Registered Investment Companies	0	$ 0	0	$ 0

Other Pooled Investment Vehicles	0	$ 0	0	$ 0

Other Accounts	0	$ 0	0	$ 0

Individual investment professionals at Mondrian manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). Mondrian’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Mondrian has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing accounts for multiple clients. In addition, Mondrian monitors a variety of areas, including compliance with discretionary account guidelines and compliance with Mondrian’s code of ethics.

Mondrian receives a fee based on the portion of the International Equity Fund’s assets allocated to Mondrian as set forth in the Investment Sub-Advisory Agreement between Mondrian and the Advisor with respect to the International Equity Fund. Mondrian pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the International Equity Fund.

Mondrian believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Mondrian receive a competitive base salary. Additionally, investment professionals receive an incentive bonus opportunity and qualify for participation in an annual profit sharing pool.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Mondrian and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the incentive bonus package for Mondrian’s portfolio managers is based upon a subjective assessment of the portfolio manager’s contribution to the team effort. Mondrian’s incentive bonus package focuses on certain key areas including research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this. No element of portfolio manager compensation is based on the performance of individual client accounts. Additionally, Mondrian’s portfolio managers qualify for participation in an annual profit sharing pool determined by the company’s profitability.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan whereby Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

As of December 31, 2008, none of the portfolio managers owned any shares of the International Equity Fund.

     4. The information relating to Oppenheimer Capital LLC in the section entitled “Proxy Voting Guidelines” on pages 101 to 104 of the Statement of Additional Information is deleted and replaced with the following:

MONDRIAN INVESTMENT PARTNERS LIMITED
SUMMARY OF PROXY VOTING POLICIES
SUB-ADVISOR TO THE ASSETMARK INTERNATIONAL EQUITY FUND

     These policies and procedures apply to the voting of proxies by Mondrian Investment Partners Limited (“Mondrian”) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Mondrian in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries. Absent special circumstances of the types described below, it is the policy of Mondrian to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines (available upon request).

I. Mondrian

     As an integral part of the investment process and where authorized by its clients, Mondrian has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section II. Mondrian will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Institutional Shareholder Services

     Mondrian has delegated to an independent third party, currently, Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

III. Application of Proxy Voting Guidelines

     Mondrian has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing Mondrian’s proxy voting process. One of the main responsibilities of the Committee is to review and approve the Proxy Voting Guidelines to ensure that they are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in its clients’ best interests. The Committee is also responsible for overseeing ISS’s proxy voting activities for Mondrian’s clients.

     Mondrian’s Proxy Voting Guidelines contain a general principle that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management’s position when it runs counter to the Proxy Voting Guidelines and when such position is not in the best interests of Mondrian’s clients. Listed below are additional examples of how Mondrian will vote proxies in accordance with its Proxy Voting Guidelines:

  generally vote FOR shareholder proposals asking that a majority or more of directors be independent;
  generally vote AGAINST proposals to require a supermajority shareholder vote;
  generally vote FOR debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved;
  votes on mergers and acquisitions are considered on a case-by-case basis, determining whether the transaction enhances shareholder value;
  generally vote AGAINST proposals to create a new class of common stock with superior voting rights;
  generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable;
  generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms;

  votes with respect to management compensation plans are determined on a case-by-case basis;
  generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products; and
  generally vote FOR proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

IV. Conflicts of Interest

     Mondrian’s duty is to vote in the best interest of its clients and shareholders. Because almost all proxies are voted by ISS pursuant to pre-determined procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the client’s best interests. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Proxy Voting Guidelines and in the client’s best interests. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS’s original recommendation.

V. Proxies of Certain Non-U.S. Issuers

     In a number of countries in which Mondrian invests client assets (including Holland, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

  the Mondrian analyst does not consider the proxy items being proposed to be material;
  a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote (i.e. the proposals would likely go ahead anyway);
  the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

  there is a strong possibility that Mondrian will wish to sell the shares in the near future;
  the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period; and
  a record is made justifying the decision.

VI. Proxy Voting Records; Client Disclosures

     Mondrian will maintain the following records relating to proxy votes cast under these policies and procedures:

  A copy of these policies and procedures.
  A copy of each proxy statement the firm receives regarding clients’ securities.
  A record of each vote cast by the firm on behalf of a client.
  A copy of any document created by Mondrian that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.
  A copy of each written client request for information on how Mondrian voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

     Mondrian will retain the foregoing records for such period of time as is required to comply with applicable laws and regulations. Mondrian also will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

     5. The section regarding Brandes Investment Partners, L.P. on pages 50 to 52 of the Statement of Additional Information is deleted and replaced with the following:

Diamond Hill Capital Management, Inc. (“Diamond Hill”), a sub-advisor to the Large Cap Value Fund, is a SEC-registered investment advisor based in Columbus, Ohio. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded holding company. As of January 31, 2009, Diamond Hill had approximately $4.2 billion in assets under management.

As of January 31, 2009, in addition to the Large Cap Value Fund, portfolio managers Charles S. Bath and William C. Dierker were responsible for the day-to-day management of certain other accounts, as follows:

			Accounts with
	Total Accounts		Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Charles S. Bath

Registered Investment Companies	4	$ 2,342	0	$ 0

Other Pooled Investment Vehicles	7	$ 243	3	$ 212

Other Accounts	214	$ 940	3	$ 24

William C. Dierker

Registered Investment Companies	2	$ 411	0	$ 0

Other Pooled Investment Vehicles	4	$ 31	0	$ 0

Other Accounts	213	$ 935	3	$ 24

Individual investment professionals at Diamond Hill manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). Conflicts of interest in connection with the Fund’s investments and the investments of other accounts managed by Diamond Hill are monitored through detailed conflicts of interest management policies and procedures. Diamond Hill has adopted a code of ethics as well as policies and procedures that cover secondary market trade allocation and trade aggregation. Diamond Hill’s policies and procedures are subject to internal review and monitoring.

Diamond Hill receives a fee based on the portion of the Large Cap Value Fund’s assets allocated to Diamond Hill as set forth in the Investment Sub-Advisory Agreement between Diamond Hill and the Advisor with respect to the Large Cap Value Fund. Diamond Hill pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Large Cap Value Fund.

Diamond Hill’s compensation packages are comprised of a base salary, as well as bonus and equity incentives.

Base Salary. Each portfolio manager is paid a base salary, which is determined by Diamond Hill and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the incentive bonus package for Diamond Hill’s portfolio managers is directly tied to long-term relative pre-tax investment performance of the portfolios they manage. Relative investment performance is measured against the respective portfolio’s benchmark and its peer group, and long-term is defined as the trailing five years or, if less than five years, since the individual became the portfolio manager of the portfolio. On average, a portfolio manager’s total compensation is comprised of: 20% base salary, 25% cash bonuses, and 55% equity incentives.

As of January 31, 2009, none of the portfolio managers owned any shares of the Large Cap Value Fund.

6. The information relating to Brandes Investment Partners, L.P. in the section entitled “Proxy Voting Guidelines” on pages 83 and 84 of the Statement of Additional Information is deleted and replaced with the following:

DIAMOND HILL CAPITAL MANAGEMENT, INC.
SUMMARY OF PROXY VOTING POLICIES
SUB-ADVISOR TO THE ASSETMARK LARGE CAP VALUE FUND

     These policies and procedures apply to the voting of proxies by Diamond Hill Capital Management, Inc. (“Diamond Hill”) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Diamond Hill in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries. Absent special circumstances, it is the policy of Diamond Hill to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Policies and Procedures (the “Policies and Procedures”) (available upon request).

I. Diamond Hill

     Diamond Hill has adopted the Policies and Procedures to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable laws. Diamond Hill will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Application of Proxy Voting Guidelines

     The key objective of Diamond Hill’s Policies and Procedures is to maximize the value of the stock held in its clients’ portfolios. The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, Diamond Hill also recognizes that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     Diamond Hill’s Policies and Procedures contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; equity-based compensation plans, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; and shareholder rights plans. Diamond Hill applies these proxy voting policies flexibly and reserves the right to seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company. Diamond Hill believes that individual portfolio managers are the most knowledgeable and best suited to make decisions with regard to proxy votes, and therefore relies on those individuals to make the final decision on how to cast proxy votes.

III. Conflicts of Interest

     Conflicts of interest may arise from various sources. Diamond Hill encourages clients who have objectives that differ to notify Diamond Hill that they will vote their proxies themselves, either permanently or temporarily. Otherwise, Diamond Hill will vote it clients’ shares in keeping with the Policies and Procedures. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and the interests of Diamond Hill or its affiliates, on the other. In such a case, Diamond Hill will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds, Diamond Hill will forward the proxy materials to the independent Trustees, consistent with the Policies and Procedures.

IV. Proxy Voting Records; Client Disclosures

     Diamond Hill will maintain the following records relating to proxy votes cast under these policies and procedures:

  A copy of these policies and procedures.
  A record of each vote cast by the firm on behalf of a client.
  A copy of each written client request for information on how Diamond Hill voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

     Diamond Hill will retain the foregoing records for such period of time as is required to comply with applicable laws and regulations. Diamond Hill also will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

     7. The second paragraph on page 57 of the Statement of Additional Information and the corresponding table relating to Copper Rock Capital Partners, LLC are deleted and replaced with the following:

Tucker Walsh, Greg Poulos and David Cavanaugh manage Copper Rock’s allocated portion of the Small/Mid Cap Growth Fund’s portfolio. In addition, Mr. Walsh managed the following other accounts as of March 31, 2008, and Messrs. Poulos and Cavanaugh managed the following other accounts as of November 30, 2008:

			Accounts with
	Total Accounts		Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Tucker Walsh

Registered Investment Companies	11	$ 559.10	0	$ 0

Other Pooled Investment Vehicles	8	$ 332.10	0	$ 0

Other Accounts	41	$ 1,605.80	0	$ 0

Greg Poulos*

Registered Investment Companies	9	$ 386.70	0	$ 0

Other Pooled Investment Vehicles	11	$ 268.80	0	$ 0

Other Accounts	56	$ 946.50	0	$ 0

David Cavanaugh*

Registered Investment Companies	9	$ 386.70	0	$ 0

Other Pooled Investment Vehicles	11	$ 268.80	0	$ 0

Other Accounts	56	$ 946.50	3	$ 0

*	Indicates new Assistant Portfolio Manager as of January 1, 2009.

8. On page 53 of the Statement of Additional Information, the second paragraph of the section relating to NFJ Investment Management Group, L.P. is revised to include Thomas W. Oliver as a portfolio manager, and the table of other accounts managed is revised to include the following:

			Accounts with
	Total Accounts		Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Thomas W. Oliver*

Registered Investment Companies	9	$ 8,361.40	0	$ 0

Other Pooled Investment Vehicles	2	$ 7.61	0	$ 0

Other Accounts	48	$ 8,573.91	0	$ 0

*	The information for Mr. Oliver is stated as of January 31, 2009.

9. On page 62 of the Statement of Additional Information, the first two paragraphs of the section relating to Duff & Phelps Investment Management Co., and the corresponding table, are deleted and replaced with the following:

Duff & Phelps Investment Management Co. (“Duff & Phelps”), sub-advisor of the Real Estate Securities Fund, is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (NASDAQ: VRTS) and is an SEC-registered investment advisor. As of December 31, 2008, Duff & Phelps had approximately $5.8 billion in assets under management. Duff & Phelps is a professional investment management firm that offers investment services to investment companies (open-end and closed-end funds), and institutional separate accounts investing in listed infrastructure, REITs and tax efficient products.

In addition to the Real Estate Securities Fund, portfolio managers Geoffrey P. Dybas and Frank J. Haggerty, Jr. were responsible for the day-to-day management of certain other accounts as of December 31, 2008:

			Accounts with
		Total Accounts	Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Geoffrey P. Dybas, CFA

Registered Investment Companies	4	$ 3,346	0	$ 0

Other Pooled Investment Vehicles	1	$ 27	0	$ 0

Other Accounts	9	$ 143	0	$ 0

Frank J. Haggerty, Jr., CFA

Registered Investment Companies	4	$ 3,346	0	$ 0

Other Pooled Investment Vehicles	1	$ 27	0	$ 0

Other Accounts	9	$ 143	0	$ 0

10.		On page 63 of the Statement of Additional Information, the first sentence of the third paragraph is deleted and replaced with the following:

Duff & Phelps and its parent, Virtus Investment Partners, Inc. (“Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals.

     11. On page 63 of the Statement of Additional Information, the paragraph under the heading “Base Salary” and the first two paragraphs under the heading “Incentive Bonus” are deleted and replaced with the following:

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Duff & Phelps and Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current incentive bonus package for the Real Estate Securities Fund’s portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the portfolio manager’s contribution to the team effort. The incentive bonus compensation of the Real Estate Securities Fund’s portfolio managers is currently comprised of two main components. Seventy percent of the incentive bonus is based on the performance of Duff & Phelps’ allocated portion of the Real Estate Securities Fund in achieving and/or exceeding the FTSE NAREIT Equity REITs Index over one year, three years and five years. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus may be based on the financial performance of Virtus, the ultimate parent of Duff & Phelps. A portion of the short-term incentive payment may be made in Virtus restricted stock units.

     12. On page 67 of the SAI, the reference to “Lehman Brothers® Aggregate Bond Index” is deleted and replaced with “Barclays Capital Aggregate Bond Index.”

Please retain this Supplement with your Statement of Additional Information for future reference.